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[LOGO] MetLife(R)                                   VARIABLE ANNUITY APPLICATION                      SEND APPLICATION AND CHECK TO:

Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                                                               For Express Mail Only . 4700 Westown Parkway Ste. 200
First MetLife Investors Class XTRA(TM)                                                              . West Des Moines, IA 50266-2266
                                                                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

----------------------------------------------------------------    Social
Name            (First)         (Middle)     (Last)                 Security Number _______________--_______________--_____________

----------------------------------------------------------------    Sex [_] M [_] F   Date of Birth _____/_____/_____
Address  (Street - No P.O. Box)   (City)    (State)     (Zip)       Phone (_____) _________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

----------------------------------------------------------------    Social
Name            (First)         (Middle)     (Last)                 Security/Tax ID Number _____________--_____________--__________

----------------------------------------------------------------    Sex [_] M [_] F   Date of Birth/Trust _____/_____/_____
Address  (Street - No P.O. Box)   (City)    (State)     (Zip)       Phone (_____) _________________________________________________

3. JOINT OWNER

----------------------------------------------------------------    Social
Name            (First)         (Middle)     (Last)                 Security Number _______________--_______________--_____________

                                                                    Relationship to Owner _________________________________________

----------------------------------------------------------------    Sex [_] M [_] F   Date of Birth _____/_____/_____
Address  (Street - No P.O. Box)   (City)    (State)    (Zip)        Phone (_____) _________________________________________________

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                               /  /                        -        -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                                  Relationship                 Date of Birth             Social Security Number

                                                                               /  /                        -        -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                               Relationship                 Date of Birth             Social Security Number

                                                                               /  /                        -        -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                                  Relationship                 Date of Birth             Social Security Number

                                                                               /  /                        -        -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                               Relationship                 Date of Birth             Social Security Number

5. PLAN TYPE                                                                     6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                      Funding Source of Purchase Payment
                                                                                 ----------------------------------
.. NON-QUALIFIED ........ [_]                                                     [_] 1035 Exchange   [_] Check   [_] Wire

.. QUALIFIED                                                                      Initial Purchase
  TRADITIONAL IRA* ..... [_] Transfer [_] Rollover [_] Contribution - Year ____  Payment $__________________________________________
                                                                                       Make Check Payable to First MetLife Investors
.. QUALIFIED SEP IRA* ... [_] Transfer [_] Rollover [_] Contribution - Year ____
                                                                                 (Estimate dollar amount for 1035 exchanges,
.. QUALIFIED ROTH IRA* .. [_] Transfer [_] Rollover [_] Contribution - Year ____  transfers, rollovers, etc.)

.. QUALIFIED 401 ........ [_]                                                     Minimum Initial Purchase Payment:
                                                                                    $10,000 Non-Qualified/Qualified
*    THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.

6600 (8/08)                                                                                                                APPXTRANY
                                                                                                                            NOV 2008
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RIDERS

7. BENEFIT RIDERS (subject to age restrictions )

These riders may only be chosen at time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected)

     [_]  Guaranteed Minimum Income Benefit Plus Rider (GMIB PLUS)/1/ (2008)

     [_]  Guaranteed Withdrawal Benefit Rider (GWB)/2/

     [_]  Guaranteed Minimum Accumulation Benefit Rider (GMAB)

     [_]  Single Life - Lifetime Withdrawal Guarantee (LWG)/3/ (2008)

     [_]  Joint Life - Lifetime Withdrawal Guarantee (LWG)/3/ (2008)

/1/ IF GMIB PLUS IS CHOSEN, THE NY GMIB PLUS DISCLOSURE FORM (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

/2/  GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE FOR DECEDENT IRAS.

/3/ IF EITHER LWG OPTION IS CHOSEN, THE NY LWG DISCLOSURE FORM (6027) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will apply).

     [_]  Principal Protection (no additional charge)

     [_]  Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity
contracts?                                                        [_] Yes [_] No

If "Yes," applicable disclosure and replacement forms must be attached.

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [_] Yes [_] No

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


--------------------------------------------------------------------------------
           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


--------------------------------------------------------------------------------
                         (JOINT OWNER SIGNATURE & TITLE)


--------------------------------------------------------------------------------
                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at
          ----------------------------------------------------------------------
                             (City)                   (State)
Date
     ---------------------------------------------------------------------------

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity
contracts?                                                        [_] Yes [_] No

If "Yes," applicable disclosure and replacement forms must be attached.

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [_] Yes [_] No

--------------------------------------------------------------------------------
                                AGENT'S SIGNATURE

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                                      Phone

--------------------------------------------------------------------------------
                             Agent's Name and Number

--------------------------------------------------------------------------------
                            Name and Address of Firm

--------------------------------------------------------------------------------
                             State License ID Number

--------------------------------------------------------------------------------
                              Client Account Number

Home Office Program Information:
--------------------------------
Select one. Once selected, the option cannot be changed.

Option A __________ Option B _________ Option C _________

6600 (8/08)                                                            APPXTRANY
                                                                        NOV 2008

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